EXHIBIT 10.1

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT is made and entered into as of _________, by and between Skkynet Cloud Systems, Inc. (OTC: SKKY), a Nevada corporation with an address at 2233 Argentia Road, Suite 306, Mississauga, ON, L5N 2X7 Canada (the “Company” or “Seller”), and _________, with an address at _________ (the “Purchaser”) (collectively, the “Parties”) :

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), the Seller desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Seller, _________ shares of common stock, par value $0.001 per share (the “Common Stock”) of the Seller (the “Shares”);

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Seller and the Purchaser agree as follows:

Section 1. Sale and Purchase of Shares

1.1 Sale and Purchase of Shares. The Seller hereby sells to the Purchaser and the Purchaser hereby purchases from the Seller _________ shares of Common Stock. The Seller and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration pursuant to Regulation S of the Securities Act.

1.2 Subject to the terms and conditions hereof, the Company will sell and deliver to the Purchaser and the Purchaser will purchase from the Company, on the Closing (as defined below), the Shares for a purchase price as set forth in Section 2.3 below.

Section 2. Closing Date; Delivery; Consideration

2.1 Closing Date. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place in an offshore transaction (as defined Rule 902(h) of Regulation S) within five (5) business days immediately following the execution and delivery of this Agreement or unless otherwise agreed to by the Company and the Purchaser.

2.2 Delivery at Closing. At the Closing, the Company will deliver to the Purchaser a stock certificate registered in the Purchaser’s name, representing the number of Shares to be purchased by the Purchaser hereunder, against payment of the consideration as indicated herein.

2.3 Consideration. As consideration for the purchase of the Shares as set forth in Section 1 of this Agreement, Purchaser shall pay Seller the amount of _________ U.S. Dollars ($_________), to be paid in immediately available funds pursuant to the instructions of the Company.

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Section 3. Representations and Warranties of Seller

The Company hereby represents and warrants to the Purchaser as follows:

3.1 Organization and Standing; Articles and Bylaw. The Company is and will be a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and will have all requisite corporate power and authority to carry on its business as proposed to be conducted.

3.2 Corporate Power. The Company will have at the Closing, all requisite corporate power to enter into this Agreement and to sell and issue the Shares. This Agreement shall constitute a valid and binding obligation of the Seller enforceable in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors’ rights.

3.3 No Conflict. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder in accordance with the terms hereof: (a) will not require the consent of any third party or governmental entity under any laws; (b) will not violate any laws applicable to the Seller and (c) will not violate or breach any contractual obligation to which the Seller is a party.

3.4 Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions described herein in this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by a Purchaser. Assuming the accuracy of the representations of the Purchaser in Section 4 of this Agreement and subject to the filings described in Section 3.5 below, the Shares will be issued in compliance with all applicable federal and state securities laws, and as may be required by future changes in such laws.

3.5 Government Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in Section 4 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, which have been made or will be made in a timely manner.

Section 4. Representations and Warranties of Purchaser

The Purchaser hereby represents and warrants to the Seller as follows:

4.1 Investment Experience; Sophistication. The Purchaser is a sophisticated investor, as described in Rule 506(b)(2)(ii) promulgated under the Securities Act and has such experience in business and financial matters that it is capable of evaluating the merits and risk of an investment in the Seller. The Purchaser has such knowledge and experience in financial and business matters so that the Purchaser is capable of evaluating the merits and risks of its investment in the Company, whether by reason of the Purchaser’s own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom the Purchaser has consulted, or the Purchaser’s preexisting business relationship with the Company or any of its officers, directors or controlling persons. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk, and that the Company’s future prospects are uncertain. The Purchaser is able to hold the Shares indefinitely if required and is able to bear the loss of its entire investment in the Shares. The Purchaser further acknowledges that it is able to bear the financial risks associated with an investment in the Shares.

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4.2 Investment Intent. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

4.3 Access to Data; Due Diligence. The Purchaser is sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Shares. The Purchaser has had the opportunity to ask questions of the Company, obtain additional information on, and discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, and has received all information the Purchaser deems appropriate for assessing the risk of an investment in the Shares. Purchaser acknowledges that it has been given full access to such records of the Seller and the subsidiaries and to the officers of the Seller and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation.

4.4 No General Solicitation. The Purchaser acknowledges that the Shares were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.

4.5 Rule 144. The Purchaser understands that the Shares may not be offered for sale, sold, assigned or transferred unless such Shares are registered under the Securities Act or an exemption from registration is available. The Purchaser acknowledges that such Purchaser is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Purchaser understands that to the extent that Rule 144 is not available, Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

4.6 Legends. The Purchaser hereby agrees with the Seller that the Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE SELLER AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE SELLER, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

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4.7 Additional Legend; Consent. Additionally, the Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. The Purchaser consents to the Seller making a notation on its records or giving instructions to any transfer agent of Shares in order to implement the restrictions on transfer of the Shares.

4.8 Offshore Transaction. Purchaser represents and warrants to Seller on the date hereof, and as of the date of the Closing, the Purchaser is not a U.S. person (whenever such term is used herein, it shall have the meaning given in Rule 902(k) of Regulation S), and that at the time of the origination of this Agreement and the execution and delivery of this Agreement, Purchaser was outside the United States at the address first set out above.

4.9 Authorization.

a. This Agreement, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

b. The execution, delivery and performance by the Purchaser of this Agreement and compliance therewith and the purchase and sale of the Shares will not result in a violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, any provision of state or Federal law to which Purchaser is subject, or any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation or other restriction to which the Purchaser is a party or by which the Purchaser is bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Purchaser pursuant to any such term.

c. The Purchaser has all necessary power and authority to enter into and to perform its obligations under this Agreement, and the execution, delivery and performance by the Purchaser of this Agreement have been duly authorized by all necessary action on the part of the Purchaser and its management. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Purchaser in connection with the execution and delivery of this Agreement by the Purchaser or the performance of the Purchaser’s obligations hereunder.

Section 5. Miscellaneous

5.1 Governing Law; Construction. This Agreement shall be governed in all respects by, and construed in accordance with, the laws of the Province of Ontario, without regard to conflicts of laws principles thereof. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

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5.2 Survival. The terms, conditions and agreements made herein shall survive the Closing.

5.3 Assignment; Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the Parties without the prior written consent of each of the other Parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors, assigns, heirs, executors and administrators of the Parties.

5.4 Entire Agreement; Third Party Beneficiaries. This Agreement, (a) constitutes the entire and full understanding and agreement between the Parties with regard to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the transactions contemplated herein, and (b) are not intended to confer upon any person other than the Parties any rights or remedies.

5.5 Amendment; Waiver; No Additional Consideration. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by all the Parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated in this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated in this Agreement are fulfilled to the extent possible.

5.7 Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

[Signature page follows]

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IN WITNESS WHEREOF, the undersigned have executed this Common Stock Purchase Agreement as of the day and year first above written.

COMPANY, SELLER SKKYNET CLOUD SYSTEMS, INC.

By:
Name:	Paul E. Thomas
Title:	President

PURCHASER

By:
Name:

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